                                                                    Exhibit 25.1

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                            ______________________

                                   FORM T-1
     STATEMENT OF ELIGIBILITY AND QUALIFICATION UNDER THE TRUST INDENTURE ACT OF 1939, AS AMENDED, OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                            ______________________

                           FIRST UNION NATIONAL BANK
              (Exact name of Trustee as specified in its charter)

United States National Bank                             56-0900030
(Jurisdiction of incorporation                         (IRS employer
if not a national bank)                             identification no.)

                           FIRST UNION NATIONAL BANK
                           First Union National Bank
                       230 South Tryon Street, 9th Floor
                             Charlotte, NC  28202
                                (704) 590-7600
                            Attn:  General Counsel
                   (Address of principal executive offices)
                            ______________________

                                 Same as above
                                 -------------
         (Name, address and telephone number, including area code, of
                         Trustee's agent for service)
                             ______________________

                                                                                                        IRS Employer
Exact Name of Obligor as        State or other Jurisdiction of       Primary Standard Industrial       Identification
 Specified in its Charter       Incorporation or Organization        Classification Code Number           Number
---------------------------------------------------------------------------------------------------------------------
Mohegan Tribal Gaming                 Not Applicable                            7999                    06-1436334
 Authority

                            1 Mohegan Sun Boulevard
                         Uncasville, Connecticut 06382
                                (860) 204-8000
         (Address, including zip code, and telephone number, including area code, of Obligor's principal executive offices)
                            ______________________

                  $200,000,000 8/1//8% Senior Notes Due 2006
                      (Title of the indenture securities)
                            ______________________

1. General Information.  Furnish the following information as to the Trustee:
   -------------------


   (a) Name and address of each examining or supervising authority to which it is subject.

___________________________________________________________________________

          Name                                     Address
___________________________________________________________________________

Federal Reserve Bank of Richmond, VA            Richmond, VA

Comptroller of the Currency                     Washington, D.C.

Securities and Exchange Commission Division
of Market Regulation                            Washington, D.C.

Federal Deposit Insurance Corporation           Washington, D.C.


   (b) Whether it is authorized to exercise corporate trust powers.

       The Trustee is authorized to exercise corporate trust powers.

2. Affiliations with obligor and underwriters.  If the obligor or any
   ------------------------------------------
   underwriter for the obligor is an affiliate of the Trustee, describe each such affiliation.

   None.
   (See Note 1 on Page 4)

Because the obligor is not in default on any securities issued under indentures under which the applicant is Trustee, Items 3 through 15 are not required herein.

16.  List of Exhibits.
     ----------------

     All exhibits identified below are filed as a part of this statement of eligibility.

     1. A copy of the Articles of Association of First Union National Bank as now in effect, which contain the authority to commence business and a grant of powers to exercise corporate trust powers, is filed as an Exhibit to Form T-1 in connection with Registration Statement Number 333-24773 is filed with the Securities and Exchange Commission on March 20, 1998, and incorporated by reference herein.

     2. A copy of the certificate of authority of the Trustee to commence business, if not contained in the Articles of Association is filed as an Exhibit to Form T-1 in connection with Registration Statement Number 333-24773 filed with the Securities and Exchange Commission on March 20, 1998, and is incorporated by reference herein.

     3. A copy of the authorization of the Trustee to exercise corporate trust powers, if such authorization is not contained in the documents specified in Exhibits (1) or (2) above, is filed as an Exhibit to Form T-1 in connection with Registration Statement Number 333-24773 filed with the Securities and Exchange Commission on March 20, 1998, and is incorporated by reference herein.

     4. A copy of the existing By-laws of the Trustee, or instruments corresponding thereto filed as an Exhibit to Form T-1 in connection with Registration Statement Number 333-24773 filed with the Securities and Exchange Commission on March 20, 1998, and is incorporated by reference herein.

     5. Inapplicable.

     6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939 is included at Page 4 of this Form T-1 Statement.

     7. A copy of the latest report of condition of the Trustee, is filed as an Exhibit to Form T-1 in connection with Registration Statement Number 333-72899 on February 24, 1999, and is incorporated by reference.

     8. Inapplicable.

     9. Inapplicable.

                                     NOTE

          Note 1: Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base a responsible answer to Item 2, the answer to said Item is based on incomplete information. Item 2 may, however, be considered correct unless amended by an amendment to this Form T-1.

                                   SIGNATURE

          Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, First Union National Bank, a national association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Hartford, and State of Connecticut, on the 21 day of April, 1999.

                                         FIRST UNION NATIONAL BANK,
                                         (Trustee)

                                         By: /s/ W. Jeffrey Kramer
                                             ---------------------
                                             W. Jeffrey Kramer
                                             Vice President


                              CONSENT OF TRUSTEE

          Under Section 321(b) of the Trust Indenture Act of 1939, as amended, and in connection with the proposed issuance by the Obligors of the 8/1//8% Senior Notes Due 2006, First Union National Bank as the Trustee herein named, hereby consents that reports of examinations of said Trustee by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon requests therefor.

                                         FIRST UNION NATIONAL BANK


                                         By:  /s/ W. Jeffrey Kramer
                                              ---------------------
                                              W. Jeffrey Kramer
                                              Vice President



Dated:    April 21, 1999